EXHIBIT 99.1


GSAMP 04-NC1

      3/24/2004


            --------------------          -------------------          -------------------
                Static Libor                  Forward Libor               Libor + 150bp
            --------------------          -------------------          -------------------
              1mL          6mL              1mL         6mL              1mL         6mL
            --------------------          -------------------          -------------------
  1         1.09000      1.15000          1.10996     1.16520          2.60996     2.66520
  2                                       1.12758     1.19530          2.62758     2.69530
  3                                       1.13814     1.23798          2.63814     2.73798
  4                                       1.15838     1.28468          2.65838     2.78468
  5                                       1.20410     1.34451          2.70410     2.84451
  6                                       1.23699     1.41746          2.73699     2.91746
  7                                       1.28775     1.48708          2.78775     2.98708
  8                                       1.37193     1.57336          2.87193     3.07336
  9                                       1.43914     1.67311          2.93914     3.17311
 10                                       1.51535     1.76396          3.01535     3.26396
 11                                       1.61473     1.87098          3.11473     3.37098
 12                                       1.69702     1.98267          3.19702     3.48267
 13                                       1.78951     2.08226          3.28951     3.58226
 14                                       1.91247     2.19047          3.41247     3.69047
 15                                       2.03007     2.30387          3.53007     3.80387
 16                                       2.13554     2.40231          3.63554     3.90231
 17                                       2.24149     2.50569          3.74149     4.00569
 18                                       2.33857     2.60088          3.83857     4.10088
 19                                       2.43485     2.69283          3.93485     4.19283
 20                                       2.53887     2.78706          4.03887     4.28706
 21                                       2.67041     2.88140          4.17041     4.38140
 22                                       2.72688     2.95442          4.22688     4.45442
 23                                       2.81971     3.03902          4.31971     4.53902
 24                                       2.90919     3.11300          4.40919     4.61300
 25                                       2.98934     3.18201          4.48934     4.68201
 26                                       3.05669     3.25213          4.55669     4.75213
 27                                       3.12663     3.31898          4.62663     4.81898
 28                                       3.19711     3.37902          4.69711     4.87902
 29                                       3.26600     3.44061          4.76600     4.94061
 30                                       3.32999     3.49433          4.82999     4.99433
 31                                       3.39287     3.54806          4.89287     5.04806
 32                                       3.45100     3.60495          4.95100     5.10495
 33                                       3.50220     3.66196          5.00220     5.16196
 34                                       3.55223     3.71819          5.05223     5.21819
 35                                       3.59675     3.78241          5.09675     5.28241
 36                                       3.65122     3.83744          5.15122     5.33744
 37                                       3.71700     3.89504          5.21700     5.39504
 38                                       3.78040     3.95108          5.28040     5.45108
 39                                       3.83974     4.00295          5.33974     5.50295
 40                                       3.89903     4.04856          5.39903     5.54856
 41                                       3.95060     4.09441          5.45060     5.59441
 42                                       3.99695     4.13173          5.49695     5.63173
 43                                       4.04278     4.17014          5.54278     5.67014
 44                                       4.08480     4.21082          5.58480     5.71082
 45                                       4.12091     4.24914          5.62091     5.74914
 46                                       4.15435     4.28872          5.65435     5.78872
 47                                       4.18330     4.33232          5.68330     5.83232
 48                                       4.22185     4.37465          5.72185     5.87465
 49                                       4.27139     4.41951          5.77139     5.91951
 50                                       4.31621     4.45983          5.81621     5.95983
 51                                       4.35853     4.50116          5.85853     6.00116
 52                                       4.40113     4.53559          5.90113     6.03559
 53                                       4.44050     4.57026          5.94050     6.07026
 54                                       4.47875     4.60063          5.97875     6.10063
 55                                       4.51289     4.63508          6.01289     6.13508
 56                                       4.54818     4.66657          6.04818     6.16657
 57                                       4.57764     4.70094          6.07764     6.20094
 58                                       4.60537     4.73670          6.10537     6.23670
 59                                       4.63004     4.77095          6.13004     6.27095
 60                                       4.66625     4.80703          6.16625     6.30703
 61                                       4.70672     4.84347          6.20672     6.34347
 62                                       4.74418     4.87528          6.24418     6.37528
 63                                       4.78125     4.90785          6.28125     6.40785
 64                                       4.81357     4.93280          6.31357     6.43280
 65                                       4.84440     4.95770          6.34440     6.45770
 66                                       4.87297     4.97823          6.37297     6.47823
 67                                       4.89815     5.00059          6.39815     6.50059
 68                                       4.92345     5.02169          6.42345     6.52169
 69                                       4.94135     5.04513          6.44135     6.54513
 70                                       4.95950     5.06956          6.45950     6.56956
 71                                       4.97320     5.09416          6.47320     6.59416
 72                                       4.99767     5.12174          6.49767     6.62174
 73                                       5.02717     5.14506          6.52717     6.64506
 74                                       5.05555     5.16863          6.55555     6.66863
 75                                       5.08172     5.19035          6.58172     6.69035
 76                                       5.10469     5.20579          6.60469     6.70579
 77                                       5.12733     5.22135          6.62733     6.72135
 78                                       5.14397     5.23244          6.64397     6.73244
 79                                       5.16122     5.24484          6.66122     6.74484
 80                                       5.17608     5.25440          6.67608     6.75440
 81                                       5.18484     5.26590          6.68484     6.76590
 82                                       5.19468     5.27629          6.69468     6.77629
 83                                       5.19988     5.28844          6.69988     6.78844
 84                                       5.21039     5.30312          6.71039     6.80312
 85                                       5.22231     5.31620          6.72231     6.81620
 86                                       5.23747     5.33136          6.73747     6.83136
 87                                       5.24932     5.34757          6.74932     6.84757
 88                                       5.26412     5.36165          6.76412     6.86165
 89                                       5.27945     5.37893          6.77945     6.87893
 90                                       5.29310     5.39311          6.79310     6.89311
 91                                       5.30880     5.40948          6.80880     6.90948
 92                                       5.32588     5.42599          6.82588     6.92599
 93                                       5.33979     5.44321          6.83979     6.94321
 94                                       5.35801     5.46047          6.85801     6.96047
 95                                       5.37260     5.47978          6.87260     6.97978
 96                                       5.39002     5.49534          6.89002     6.99534
 97                                       5.40743     5.51154          6.90743     7.01154
 98                                       5.42489     5.52843          6.92489     7.02843
 99                                       5.44090     5.54383          6.94090     7.04383
100                                       5.45909     5.55744          6.95909     7.05744
101                                       5.47197     5.57094          6.97197     7.07094
102                                       5.48656     5.58304          6.98656     7.08304
103                                       5.50147     5.59635          7.00147     7.09635
104                                       5.51468     5.61056          7.01468     7.11056
105                                       5.52618     5.62185          7.02618     7.12185
106                                       5.53874     5.63509          7.03874     7.13509
107                                       5.54839     5.65015          7.04839     7.15015
108                                       5.56189     5.66352          7.06189     7.16352
109                                       5.57751     5.67700          7.07751     7.17700
110                                       5.58923     5.69050          7.08923     7.19050
111                                       5.60310     5.70556          7.10310     7.20556
112                                       5.61834     5.71932          7.11834     7.21932
113                                       5.63010     5.73087          7.13010     7.23087
114                                       5.64321     5.74249          7.14321     7.24249
115                                       5.65656     5.75601          7.15656     7.25601
116                                       5.67013     5.77037          7.17013     7.27037
117                                       5.68261     5.78272          7.18261     7.28272
118                                       5.69383     5.79622          7.19383     7.29622
119                                       5.70471     5.81098          7.20471     7.31098
120                                       5.71954     5.82596          7.21954     7.32596
121                                       5.73566     5.84051          7.23566     7.34051
122                                       5.74870     5.85201          7.24870     7.35201
123                                       5.76239     5.86485          7.26239     7.36485
124                                       5.77581     5.87669          7.27581     7.37669
125                                       5.78823     5.88684          7.28823     7.38684
126                                       5.80053     5.89500          7.30053     7.39500
127                                       5.80985     5.90543          7.30985     7.40543
128                                       5.82059     5.91416          7.32059     7.41416
129                                       5.82999     5.92283          7.32999     7.42283
130                                       5.83801     5.93292          7.33801     7.43292
131                                       5.84446     5.94172          7.34446     7.44172
132                                       5.85534     5.95292          7.35534     7.45292
133                                       5.86325     5.96288          7.36325     7.46288
134                                       5.87327     5.97367          7.37327     7.47367
135                                       5.88447     5.98638          7.38447     7.48638
136                                       5.89331     5.99528          7.39331     7.49528
137                                       5.90458     6.00738          7.40458     7.50738
138                                       5.91545     6.01769          7.41545     7.51769
139                                       5.92587     6.02974          7.42587     7.52974
140                                       5.93881     6.04181          7.43881     7.54181
141                                       5.94769     6.05538          7.44769     7.55538
142                                       5.96031     6.06700          7.46031     7.56700
143                                       5.97086     6.07983          7.47086     7.57983
144                                       5.98447     6.09377          7.48447     7.59377
145                                       5.99728     6.10453          7.49728     7.60453
146                                       6.01183     6.11632          7.51183     7.61632
147                                       6.02131     6.12711          7.52131     7.62711
148                                       6.03377     6.13689          7.53377     7.63689
149                                       6.04530     6.14763          7.54530     7.64763
150                                       6.05379     6.15403          7.55379     7.65403
151                                       6.06400     6.16250          7.56400     7.66250
152                                       6.07350     6.17204          7.57350     7.67204
153                                       6.08000     6.18359          7.58000     7.68359
154                                       6.08953     6.19462          7.58953     7.69462
155                                       6.09368     6.20604          7.59368     7.70604
156                                       6.10563     6.21901          7.60563     7.71901
157                                       6.12200     6.22960          7.62200     7.72960
158                                       6.13720     6.23924          7.63720     7.73924
159                                       6.14709     6.24308          7.64709     7.74308
160                                       6.15695     6.24629          7.65695     7.74629
161                                       6.16356     6.24705          7.66356     7.74705
162                                       6.16704     6.24336          7.66704     7.74336
163                                       6.17012     6.23985          7.67012     7.73985
164                                       6.16695     6.23460          7.66695     7.73460
165                                       6.16406     6.23260          7.66406     7.73260
166                                       6.15902     6.23011          7.65902     7.73011
167                                       6.14861     6.22946          7.64861     7.72946
168                                       6.14631     6.22899          7.64631     7.72899
169                                       6.14825     6.22861          7.64825     7.72861
170                                       6.14981     6.22827          7.64981     7.72827
171                                       6.14940     6.22591          7.64940     7.72591
172                                       6.15059     6.22223          7.65059     7.72223
173                                       6.14561     6.21615          7.64561     7.71615
174                                       6.14405     6.21138          7.64405     7.71138
175                                       6.14138     6.20635          7.64138     7.70635
176                                       6.13609     6.20123          7.63609     7.70123
177                                       6.12959     6.19484          7.62959     7.69484
178                                       6.12425     6.19110          7.62425     7.69110
179                                       6.11556     6.18775          7.61556     7.68775
180                                       6.11233     6.18595          7.61233     7.68595
181                                       6.11097     6.18275          7.61097     7.68275
182                                       6.10597     6.17876          7.60597     7.67876
183                                       6.10458     6.17748          7.60458     7.67748
184                                       6.10290     6.17539          7.60290     7.67539
185                                       6.09902     6.17061          7.59902     7.67061
186                                       6.09613     6.16686          7.59613     7.66686
187                                       6.09358     6.16483          7.59358     7.66483
188                                       6.09034     6.16024          7.59034     7.66024
189                                       6.08741     6.15597          7.58741     7.65597
190                                       6.08241     6.15190          7.58241     7.65190
191                                       6.07901     6.14809          7.57901     7.64809
192                                       6.07728     6.14505          7.57728     7.64505
193                                       6.07133     6.13953          7.57133     7.63953
194                                       6.06799     6.13578          7.56799     7.63578
195                                       6.06484     6.13263          7.56484     7.63263
196                                       6.05908     6.12597          7.55908     7.62597
197                                       6.05581     6.12227          7.55581     7.62227
198                                       6.05124     6.11595          7.55124     7.61595
199                                       6.04611     6.11123          7.54611     7.61123
200                                       6.04272     6.10568          7.54272     7.60568
201                                       6.03531     6.09907          7.53531     7.59907
202                                       6.03197     6.09530          7.53197     7.59530
203                                       6.02549     6.08919          7.52549     7.58919
204                                       6.02232     6.08599          7.52232     7.58599
205                                       6.01542     6.07819          7.51542     7.57819
206                                       6.01099     6.07370          7.51099     7.57370
207                                       6.00524     6.06747          7.50524     7.56747
208                                       5.99896     6.06029          7.49896     7.56029
209                                       5.99434     6.05440          7.49434     7.55440
210                                       5.98581     6.04536          7.48581     7.54536
211                                       5.98172     6.04042          7.48172     7.54042
212                                       5.97470     6.03251          7.47470     7.53251
213                                       5.96738     6.02624          7.46738     7.52624
214                                       5.96191     6.01914          7.46191     7.51914
215                                       5.95396     6.01183          7.45396     7.51183
216                                       5.94884     6.00660          7.44884     7.50660
217                                       5.94140     5.99828          7.44140     7.49828
218                                       5.93556     5.99118          7.43556     7.49118
219                                       5.92591     5.98246          7.42591     7.48246
220                                       5.92027     5.97560          7.42027     7.47560
221                                       5.91304     5.96819          7.41304     7.46819
222                                       5.90399     5.95825          7.40399     7.45825
223                                       5.89736     5.95040          7.39736     7.45040
224                                       5.88972     5.94154          7.38972     7.44154
225                                       5.88029     5.93260          7.38029     7.43260
226                                       5.87395     5.92438          7.37395     7.42438
227                                       5.86331     5.91421          7.36331     7.41421
228                                       5.85596     5.90702          7.35596     7.40702
229                                       5.84821     5.89875          7.34821     7.39875
230                                       5.84039     5.89069          7.34039     7.39069
231                                       5.83021     5.88027          7.33021     7.38027
232                                       5.82241     5.87129          7.32241     7.37129
233                                       5.81324     5.86186          7.31324     7.36186
234                                       5.80362     5.85106          7.30362     7.35106
235                                       5.79543     5.84164          7.29543     7.34164
236                                       5.78431     5.83071          7.28431     7.33071
237                                       5.77462     5.82004          7.27462     7.32004
238                                       5.76633     5.81048          7.26633     7.31048
239                                       5.75485     5.79955          7.25485     7.29955
240                                       5.74633     5.79055          7.24633     7.29055
241                                       5.73627     5.77973          7.23627     7.27973
242                                       5.72368     5.76810          7.22368     7.26810
243                                       5.71492     5.75974          7.21492     7.25974
244                                       5.70561     5.75056          7.20561     7.25056
245                                       5.69465     5.73940          7.19465     7.23940
246                                       5.68505     5.72932          7.18505     7.22932
247                                       5.67587     5.72026          7.17587     7.22026
248                                       5.66622     5.71104          7.16622     7.21104
249                                       5.65701     5.70107          7.15701     7.20107
250                                       5.64648     5.69095          7.14648     7.19095
251                                       5.63756     5.68305          7.13756     7.18305
252                                       5.63023     5.67588          7.13023     7.17588
253                                       5.62158     5.66738          7.12158     7.16738
254                                       5.61160     5.65753          7.11160     7.15753
255                                       5.60379     5.65017          7.10379     7.15017
256                                       5.59583     5.64237          7.09583     7.14237
257                                       5.58744     5.63384          7.08744     7.13384
258                                       5.57950     5.62483          7.07950     7.12483
259                                       5.57023     5.61694          7.07023     7.11694
260                                       5.56338     5.60934          7.06338     7.10934
261                                       5.55556     5.60168          7.05556     7.10168
262                                       5.54757     5.59449          7.04757     7.09449
263                                       5.53966     5.58705          7.03966     7.08705
264                                       5.53450     5.58146          7.03450     7.08146
265                                       5.52522     5.57329          7.02522     7.07329
266                                       5.51971     5.56766          7.01971     7.06766
267                                       5.51302     5.56054          7.01302     7.06054
268                                       5.50502     5.55335          7.00502     7.05335
269                                       5.49937     5.54791          6.99937     7.04791
270                                       5.49279     5.54057          6.99279     7.04057
271                                       5.48605     5.53467          6.98605     7.03467
272                                       5.47996     5.52846          6.97996     7.02846
273                                       5.47433     5.52304          6.97433     7.02304
274                                       5.46832     5.51724          6.96832     7.01724
275                                       5.46149     5.51127          6.96149     7.01127
276                                       5.45759     5.50795          6.95759     7.00795
277                                       5.45085     5.50108          6.95085     7.00108
278                                       5.44639     5.49686          6.94639     6.99686
279                                       5.44107     5.49211          6.94107     6.99211
280                                       5.43557     5.48650          6.93557     6.98650
281                                       5.43168     5.48220          6.93168     6.98220
282                                       5.42482     5.47657          6.92482     6.97657
283                                       5.42153     5.47285          6.92153     6.97285
284                                       5.41725     5.46814          6.91725     6.96814
285                                       5.41163     5.46378          6.91163     6.96378
286                                       5.40825     5.45997          6.90825     6.95997
287                                       5.40405     5.45604          6.90405     6.95604
288                                       5.39932     5.45225          6.89932     6.95225
289                                       5.39600     5.44919          6.89600     6.94919
290                                       5.39303     5.44686          6.89303     6.94686
291                                       5.38824     5.44197          6.88824     6.94197
292                                       5.38566     5.43967          6.88566     6.93967
293                                       5.38231     5.43696          6.88231     6.93696
294                                       5.37874     5.43294          6.87874     6.93294
295                                       5.37682     5.42976          6.87682     6.92976
296                                       5.37193     5.42437          6.87193     6.92437
297                                       5.37048     5.42073          6.87048     6.92073
298                                       5.36818     5.41454          6.86818     6.91454
299                                       5.36415     5.40779          6.86415     6.90779
300                                       5.35986     5.40114          6.85986     6.90114
301                                       5.35197     5.39339          6.85197     6.89339
302                                       5.34446     5.38632          6.84446     6.88632
303                                       5.33630     5.37803          6.83630     6.87803
304                                       5.32960     5.37095          6.82960     6.87095
305                                       5.32040     5.36246          6.82040     6.86246
306                                       5.31366     5.35533          6.81366     6.85533
307                                       5.30708     5.34865          6.80708     6.84865
308                                       5.29879     5.34136          6.79879     6.84136
309                                       5.29271     5.33489          6.79271     6.83489
310                                       5.28574     5.32782          6.78574     6.82782
311                                       5.27808     5.32146          6.77808     6.82146
312                                       5.27286     5.31615          6.77286     6.81615
313                                       5.26656     5.30948          6.76656     6.80948
314                                       5.25908     5.30275          6.75908     6.80275
315                                       5.25346     5.29733          6.75346     6.79733
316                                       5.24805     5.29242          6.74805     6.79242
317                                       5.24125     5.28552          6.74125     6.78552
318                                       5.23553     5.27941          6.73553     6.77941
319                                       5.23023     5.27432          6.73023     6.77432
320                                       5.22430     5.26889          6.72430     6.76889
321                                       5.21984     5.26377          6.71984     6.76377
322                                       5.21295     5.25738          6.71295     6.75738
323                                       5.20776     5.25328          6.70776     6.75328
324                                       5.20402     5.24977          6.70402     6.74977
325                                       5.19903     5.24532          6.69903     6.74532
326                                       5.19388     5.24009          6.69388     6.74009
327                                       5.18932     5.23575          6.68932     6.73575
328                                       5.18517     5.23216          6.68517     6.73216
329                                       5.18072     5.22764          6.68072     6.72764
330                                       5.17670     5.22294          6.67670     6.72294
331                                       5.17147     5.21887          6.67147     6.71887
332                                       5.16799     5.21531          6.66799     6.71531
333                                       5.16480     5.21208          6.66480     6.71208
334                                       5.16028     5.20811          6.66028     6.70811
335                                       5.15643     5.20482          6.65643     6.70482
336                                       5.15407     5.20306          6.65407     6.70306
337                                       5.14962     5.19854          6.64962     6.69854
338                                       5.14721     5.19639          6.64721     6.69639
339                                       5.14408     5.19386          6.64408     6.69386
340                                       5.14076     5.19048          6.64076     6.69048
341                                       5.13896     5.18831          6.63896     6.68831
342                                       5.13444     5.18404          6.63444     6.68404
343                                       5.13307     5.18295          6.63307     6.68295
344                                       5.13094     5.18043          6.63094     6.68043
345                                       5.12755     5.17866          6.62755     6.67866
346                                       5.12616     5.17654          6.62616     6.67654
347                                       5.12310     5.17476          6.62310     6.67476
348                                       5.12235     5.17466          6.62235     6.67466
349                                       5.12020     5.17246          6.62020     6.67246
350                                       5.11960     5.17148          6.61960     6.67148
351                                       5.11626     5.16947          6.61626     6.66947
352                                       5.11601     5.16918          6.61601     6.66918
353                                       5.11508     5.16893          6.61508     6.66893
354                                       5.11287     5.16665          6.61287     6.66665
355                                       5.11262     5.16580          6.61262     6.66580
356                                       5.11175     5.16421          6.61175     6.66421
357                                       5.11065     5.16292          6.61065     6.66292
358                                       5.11112     5.16065          6.61112     6.66065
359                                       5.10884     5.15741          6.60884     6.65741
360                                       5.10763     5.15574          6.60763     6.65574
361


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC1

      3/24/2004

Assumptions:
Triggers fail, NO OC stepdown
Base Prepay speed -   FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                      ARM: 28 CPR

Static Libor
Loss severity as indicated
100% advancing
6 month recovery lag
Deal run to maturity
Assume par dollar price
Others assumptions please refer to termsheet

-------------------------------------------------------------------------------------------------------------------------------
                                                               40% Severity              50% Severity             60% Severity
-------------------------------------------------------------------------------------------------------------------------------
                   CDR                                               13.840                    10.898                    8.985
                   Yield                                             3.2685                    3.2549                   3.2495
                   WAL(yrs)                                           16.50                     18.14                    19.32
 50% Prepay        Mod Duration                                       12.90                     13.88                    14.55
                   Principal Window                           Dec17 - Jan34             May19 - Jan34            Jun20 - Jan34
                   Principal Writedown                     1,695.37 (0.03%)          2,200.81 (0.04%)         2,925.32 (0.06%)
                   Collat Cum Loss thru Bond Life    79,948,826.78 (19.40%)    86,650,264.43 (21.03%)   91,719,257.05 (22.26%)
-------------------------------------------------------------------------------------------------------------------------------
                   CDR                                               15.179                    11.956                    9.861
                   Yield                                             3.2942                    3.2929                   3.2928
                   WAL(yrs)                                           10.71                     11.52                    12.09
 100% Prepay       Mod Duration                                        9.08                      9.65                    10.04
                   Principal Window                           Jan13 - Jan34             Sep13 - Jan34            Mar14 - Jan34
                   Principal Writedown                     1,928.39 (0.04%)          2,981.27 (0.06%)         1,530.12 (0.03%)
                   Collat Cum Loss thru Bond Life    56,177,870.77 (13.63%)    58,808,969.54 (14.27%)   60,700,361.18 (14.73%)
-------------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC1

           3/24/2004



Assumptions:
Triggers fail, NO OC stepdown
Base Prepay speed - FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                    ARM: 28 CPR

Forward Libor
Loss severity as indicated
100% advancing
6 month recovery lag
Deal run to maturity
Assume par dollar price
Others assumptions please refer to termsheet

-----------------------------------------------------------------------------------------------------------------------------
                                                              40% Severity             50% Severity             60% Severity
-----------------------------------------------------------------------------------------------------------------------------
                 CDR                                                11.427                    8.943                    7.349
                 Yield                                              6.7328                   6.7703                   6.7868
                 WAL(yrs)                                            18.14                    19.73                    20.82
 50% Prepay      Mod Duration                                        11.14                    11.63                    11.95
                 Principal Window                            May19 - Jan34            Oct20 - Jan34            Nov21 - Jan34
                 Principal Writedown                      2,054.56 (0.04%)         4,741.25 (0.09%)           654.43 (0.01%)
                 Collat Cum Loss thru Bond Life     71,982,136.67 (17.47%)   76,951,404.55 (18.68%)   80,652,398.88 (19.57%)
-----------------------------------------------------------------------------------------------------------------------------
                 CDR                                                 13.11                   10.276                    8.442
                 Yield                                              6.3391                   6.4025                   6.4520
                 WAL(yrs)                                            11.27                    12.04                    12.58
 100% Prepay     Mod Duration                                         8.35                     8.73                     8.98
                 Principal Window                            Jul13 - Jan34            Feb14 - Jan34            Jul14 - Jan34
                 Principal Writedown                        193.00 (0.00%)         2,234.78 (0.04%)         3,899.17 (0.08%)
                 Collat Cum Loss thru Bond Life     50,583,882.64 (12.28%)   52,435,534.05 (12.73%)   53,709,061.32 (13.03%)
-----------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC1

           3/24/2004


Assumptions:
Triggers fail, NO OC stepdown
Base Prepay speed - FRM: 10 - 25 CPR month 1-12, 25 CPR thereafter
                    ARM: 28 CPR

Forward Libor + 150 bps
Loss severity as indicated
100% advancing
6 month recovery lag
Deal run to maturity
Assume par dollar price
Others assumptions please refer to termsheet


-----------------------------------------------------------------------------------------------------------------------------
                                                              40% Severity             50% Severity             60% Severity
-----------------------------------------------------------------------------------------------------------------------------
                 CDR                                                 9.498                     7.47                    6.158
                 Yield                                              8.1878                   8.2047                   8.2118
                 WAL(yrs)                                            19.53                    20.93                    21.88
 50% Prepay      Mod Duration                                        10.36                    10.67                    10.86
                 Principal Window                            Aug20 - Jan34            Dec21 - Jan34            Nov22 - Jan34
                 Principal Writedown                      1,354.75 (0.03%)         2,584.28 (0.05%)         3,940.62 (0.08%)
                 Collat Cum Loss thru Bond Life     64,256,565.03 (15.59%)   68,237,991.34 (16.56%)   71,172,097.39 (17.27%)
-----------------------------------------------------------------------------------------------------------------------------
                 CDR                                                10.938                    8.581                    7.063
                 Yield                                              7.8477                   7.9054                   7.9366
                 WAL(yrs)                                            11.91                    12.59                    13.08
 100% Prepay     Mod Duration                                         8.00                     8.27                     8.45
                 Principal Window                            Jan14 - Jan34            Aug14 - Jan34            Dec14 - Jan34
                 Principal Writedown                        660.61 (0.01%)             5.78 (0.00%)         2,392.31 (0.05%)
                 Collat Cum Loss thru Bond Life     44,100,478.48 (10.70%)   45,414,770.65 (11.02%)   46,353,913.39 (11.25%)
-----------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.